Exhibit 99.1
[CINCINNATI BELL]
SEVENTH AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT
     THIS SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 23, 2010, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator for each Purchaser Group (the “Administrator”).
RECITALS
     1. The parties hereto are parties to the Receivables Purchase Agreement, dated as of March 23, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. As used herein, “New Originator” means Cincinnati Bell Data Centers Inc., a Delaware corporation, and its successors and permitted assigns and “PSA Amendment” means that certain Joinder and Fourth Amendment to the Purchase and Sale Agreement, dated as of the date hereof, by and among the New Originator, the existing Originators, the Seller and the Servicer and consented to by PNC, as Administrator and the Purchaser Agent.
     SECTION 2. Amendments to the Agreement.
     2.1 Exhibit I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:
     “CBDC” means Cincinnati Bell Data Centers Inc., a Delaware corporation, and its successors and permitted assigns.
     2.2 Exhibit I to the Agreement is hereby amended by replacing the definition of “CBTS Receivable” in its entirety with the following:
     “CBTS Receivable” means a Receivable the Originator of which is CBTS or CBDC.
     2.3 Exhibit I to the Agreement is hereby amended by replacing the definition of “CBTS Lease Receivable” in its entirety with the following:

     “CBTS Lease Receivable” means a Receivable the Originator of which is CBTS or CBDC and for which the underlying goods and services are hardware and related services procured by the Obligor from CBTS or CBDC, but of which the expectation for payment of such Receivable is by a third party financier as part of a direct leasing arrangement between such third party financier and the Obligor for such goods and services.
     SECTION 3. Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the PSA Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that increase the obligations of any Originator, Servicer, Sub-Servicer or Seller, (ii) confirms and agrees that, at all times from and after the Effective Date (as defined below), all of the terms, covenants, conditions, agreements, undertakings and obligations of the New Originator under the Purchase and Sale Agreement and each other Transaction Document to which it is or becomes a party shall be, for all purposes of the Performance Guaranty and the other Transaction Documents, included in and made part of the Guaranteed Obligations described therein and (iii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.
     SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator:
     (a) counterparts of (i) this Amendment and (ii) the PSA Amendment (and evidence that each of the conditions to effectiveness set forth therein have been satisfied);
     (b) secretary’s certificates of each of the Seller, the New Originator, the Servicer and the Performance Guarantor certifying: (i) a copy of the resolutions authorizing such party’s execution, delivery and performance of this Amendment and the other documents to be delivered by it in connection herewith, as applicable, (ii) a copy of the organizational documents of such party, (iii) good standing certificates for each such party issued by the Secretary of State (or similar official) of the state of each such Person’s organization and (iv) the names and true signatures of such party’s officers who are authorized on its behalf to execute this Amendment and any other documents to be delivered by it in connection herewith, as applicable;
     (c) acknowledgment copies, or time stamped receipt copies, of proper financing statements, duly filed on or before the Effective Date under the UCC of all jurisdictions necessary in order to perfect the interests of the Seller and the Administrator (on behalf of each Purchaser) contemplated by the Agreement and the Sale Agreement;
     (d) counterparts of a Release Letter executed by Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) under that certain Credit Agreement dated as of June 11, 2010 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), releasing all security interests and other rights of the Agent under the Credit Agreement in the Receivables, Contracts and Related Security of the New Originator, dated on or before the date hereof;
     (e) completed UCC search reports, dated on or shortly before the date hereof, listing the financing statements filed in all applicable jurisdictions, that name any of New Originator, Mutual Signal Holding Corporation, MVNO Holding LLC, BRCOM Inc. or IXC Internet Services, Inc. as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as the Administrator may reasonably request, showing no Adverse Claims on any Pool Assets (other than those which have been released as described in the preceding clauses (d) and (e));
     (f) favorable opinions, addressed to the Administrator, each Purchaser and each Purchaser Agent in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of The Law Offices of Thomas W. Bosse, PLLC and Cravath, Swaine & Moore LLP, each as counsel for Seller, the New Originator, the Servicer and the Performance Guarantor, covering such matters as the Administrator may reasonably request, including, without limitation, organizational and enforceability matters, certain bankruptcy matters and certain UCC perfection and priority matters; and
     (g) such other documents and instruments as the Administrator may reasonably request.
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC, as Seller
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

CINCINNATI BELL INC., as Servicer and as Performance Guarantor
By:	/s/ Kimberly H. Sheehy
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	/s/ Jeffrey L. Stein
	Name:	Jeffrey L. Stein
	Title:	Vice President

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MARKET STREET FUNDING LLC, as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President Commitment: $100,000,000

MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

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